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                           FLEMING MUTUAL FUND GROUP
                          JPMORGAN MID CAP VALUE FUND
                         JPMORGAN SMALL CAP GROWTH FUND
                               ALL SHARE CLASSES

                       SUPPLEMENT DATED DECEMBER 2, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002

    The second paragraph under the heading "Distribution Plan" on page 21 is hereby deleted in its entirety and replaced with the following:

    Class A Shares pay a Distribution Fee of 0.25%, and Class B and Class C Shares pay a Distribution Fee of 1.00% of average daily net assets.

    The final, complete paragraph on page 30 is hereby supplemented with the following:

    The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 1.00% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

                                                                SUP-MCVSCGS-1202